UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019

EDISON NATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 New Brunswick Avenue Phillipsburg, New Jersey	08865
(Address of principal executive offices)	(Zip Code)

(610) 829-1039

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EDNT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Private Investment in Public Equity Transaction

On October 2, 2019, Edison Nation, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (collectively, the “Investors”) for the private placement of 1,050,000 shares of the Company’s common stock, $0.001 par value per share, at a purchase price of $2.00 per share (the “PIPE Transaction”). The Purchase Agreement contains certain closing conditions relating to the sale of securities, representations and warranties by the Company and the Investors, as well as covenants of the Company and the Investors (including indemnification from the Company in the event of breaches of its representations and warranties), all of which the Company believes are customary for transactions of this type. The Company intends to hold more than one closing for the sale of its common stock in the PIPE Transaction.

The Company conducted its first closing of the PIPE Transaction on October 2, 2019. Alexander Capital, LP (“Alexander Capital”), a FINRA registered broker dealer, acted as placement agent with respect to the PIPE Transaction. In connection with the first closing of the PIPE Transaction, Alexander Capital received a cash fee of $210,000 and warrants to purchase 126,000 shares of the Company’s common stock, at an exercise price of $2.50 per share (the “Placement Agent Warrants”). Included in the $210,000 cash fee to Alexander Capital, is a non-accountable 1% expense allowance of $21,000.

In connection with the Purchase Agreement, the Company entered into Registration Rights Agreements with each of the Investors (the “Registration Rights Agreement”), pursuant to which the Company is required to prepare and file a registration statement (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, covering the resale of the shares of common stock issued to the Investors under the Purchase Agreement, as well as the Placement Agent Warrants. The Company will be required to have such Registration Statement declared effective by the SEC within 90 calendar days (or 120 calendar days in the event of a “full review” by the SEC) following the applicable closing date of the PIPE Transaction. If the registration statement is not filed or declared effective within the timeframe set forth in the Registration Rights Agreements, the Company is obligated to pay the Investors an amount equal to 1% of the total purchase price of the common stock per month (up to a maximum of 8% in the aggregate) until such failure is cured. The Registration Rights Agreement also contains mutual indemnifications by the Company and each Investor, which the Company believes are customary for transactions of this type.

In the PIPE Transaction, all shares of common stock were issued and sold to “accredited investors” (as defined by Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon exemptions from registration under the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and corresponding provisions of state securities laws. The Purchase Agreement contains representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, that the Investors did not acquire the securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are accredited investors. The Company relied upon the representations made by the Investors pursuant to the Purchase Agreement in determining that such exemptions were available. The Company intends to file a Form D in accordance with the requirements of Regulation D under the Securities Act in connection with the PIPE Transaction.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of the Purchase Agreement and Registration Rights Agreement, which are filed as, respectively, Exhibits 10.1 and 10.2 hereto.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 8.01.	Other Events.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon the Company’s current expectations. Forward-looking statements include, without limitation, all statements relating to any closing(s) of, and the amount of any proceeds from, the PIPE Transaction. Forward-looking statements are subject to risks and uncertainties, and the Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of such risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of closing conditions related to the PIPE Transaction. There can be no assurance that the Company will be able to complete the PIPE Transaction on the terms described herein or in a timely manner, if at all. You should not place undue reliance on forward-looking statements, which apply only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit		Filed
Number	Description	Herewith
10.1	Form of Share Purchase Agreement dated October 2, 2019	X
10.2	Form of Registration Rights Agreement dated October 2, 2019	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 4, 2019

EDISON NATION, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer